UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

NCR VOYIX CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (800) 225-5627

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 6, 2024, the Compensation and Human Resource Committee (the “Committee”) of the Board of Directors (the “Board”) of NCR Voyix Corporation (the “Company”), approved grants of long-term stock incentive awards, effective as of November 8, 2024, to certain executives set forth below, in the form of performance-based restricted stock units (“PBRSUs”) under the Company’s 2017 Stock Incentive Plan (the “Stock Plan”):

•208,478 PBRSUs to David Wilkinson, the Company’s Chief Executive Officer and member of the Board;
•104,239 PBRSUs to James Kelly, the Executive Chair of the Board;
•104,239 PBRSUs to Brian Webb-Walsh, the Company’s Executive Vice President and Chief Financial Officer;
•104,239 PBRSUs to Kelli Sterrett, the Company’s Executive Vice President, General Counsel and Secretary; and
•69,492 PBRSUs to Eric Schoch, the Company’s Executive Vice President and President, Retail.

The grants were made in conjunction with the Company’s ongoing strategic initiatives and transformation efforts, including the previously announced sale of the Company’s digital banking segment and restructuring of its hardware business as well as its leverage reduction initiatives, and are aimed at further incentivizing executives as the Company continues to focus on growth.

The PBRSUs will cliff vest on November 8, 2027, subject to the satisfaction of performance-based vesting conditions tied to the Company’s common stock price. The performance-based vesting conditions require that at any time during the 3-year performance period prior to November 8, 2027, the twenty-trading day trailing average price for the Company’s common stock must equal or exceed a stock price threshold of $22.00 for twenty consecutive trading days. In addition, should the twenty-trading day trailing average price for the Company’s common stock equal or exceed $24.00 at any time during the performance period for twenty consecutive trading days, the payout will be 125% and should the twenty-trading day trailing average price for the Company’s common stock equal or exceed $26.00 at any time during the performance period for twenty consecutive trading days, the payout will be 150%. Payouts for stock prices between prices provided herein shall be calculated applying linear interpolation.

The terms of the Stock Plan and the award agreements for the PBRSUs do not provide for accelerated vesting in the event that an executive’s employment is terminated by the Company without cause not in connection with a change in control and require a stock price hurdle to be met to receive a prorated number of shares and only following the conclusion of the 3-year performance period.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Voyix Corporation

By:	/s/ Kelli E. Sterrett
Kelli E. Sterrett
Executive Vice President, General Counsel and Secretary
Date: November 12, 2024